Subsidiaries of OPAL Fuels Inc.

Entity Name	Jurisdiction of Incorporation or Origination
AC Landfill Energy LLC	New Jersey
Albany Energy LLC	Delaware
Arbor Hills Energy LLC	Delaware
Arbor Hills RNG LLC	Delaware
Atlantic RNG LLC	Delaware
BC Landfill Energy LLC	New Jersey
Beacon HoldCo LLC	Delaware
Beacon Landfill Gas Holdings LLC	Delaware
Beacon RNG Acquisition LLC	Delaware
Beacon RNG Investments LLC	Delaware
Beacon RNG LLC	Delaware
Brownie LLC	California
Burlington RNG LLC	Delaware
C&C Energy LLC	Delaware
C&C RNG LLC	Delaware
Central Valley RNG LLC	Delaware
CMS Charlotte Energy LLC	Delaware
CMS Concord RNG LLC	Delaware
Concord Energy 2 LLC	Delaware
Concord Energy LLC	Delaware
Cottonwood RNG LLC	Delaware
Cv RNG Holdco LLC	Delaware
CV RNG Holdings LLC	Delaware
DB Digester, LLC	California
East Bridgewater Energy LLC	Delaware
Elk Run Renewable Energy LLC	Delaware
Emerald RNG LLC	Delaware
Fall River Renewable Power LLC	Delaware
Greentree Landfill Gas Company, LLC	Pennsylvania
Guadalupe Renewable Energy LLC	Delaware
Guadalupe RNG LLC	Delaware
Hickory Ridge Renewable Energy LLC	Delaware
Hoosier Renewable Energy LLC	Delaware
Imperial Landfill Gas Company, LLC	Pennsylvania
Judith LLC	Delaware
Kirby Canyon RNG LLC	Delaware
Lakeway Renewable Energy LLC	Delaware
Land2Gas LLC	Delaware
Lyon Energy LLC	Delaware
Mayfield Renewable Energy LLC	Delaware
MD Digester, LLC	California
Miramar Energy LLC	Delaware
MM Lopez Energy LLC	Delaware
MM Prince William Energy LLC	Delaware
MM San Diego LLC	Delaware
MM Taunton Energy LLC	Delaware
MM West Covina LLC	Delaware

Entity Name	Jurisdiction of Incorporation or Origination
NEO Albany, L.L.C.	Delaware
NEO Lopez Canyon LLC	Delaware
NEO Prince William LLC	Delaware
NEO San Diego LLC	Delaware
NEO Taunton LLC	Delaware
NEO West Covina LLC	Delaware
New River HoldCo LLC	Delaware
New River RNG LLC	Delaware
Noble Road HoldCo LLC	Delaware
Noble Road RNG LLC	Delaware
Opal Contracting LLC	Delaware
Opal Dispensing LLC	Delaware
Opal Elk Run RNG LLC	Delaware
Opal Emerald RNG LLC	Delaware
Opal Environmental Credit Marketing LLC	Delaware
Opal Fuel Services LLC	Delaware
OPAL Fuels Inc.	Delaware
Opal Fuels Intermediate Holdco 2 LLC	Delaware
Opal Fuels Intermediate Holdco LLC	Delaware
Opal Fuels LLC	Delaware
Opal Fuels Parent Holdco 2 LLC	Delaware
Opal Fuels Parent Holdco 3 LLC	Delaware
Opal Fuels RNG Holdco I LLC	Delaware
Opal Fuels RNG Holdco II LLC	Delaware
OPAL Fuels Station Services LLC	Delaware
Opal Hickory Ridge RNG LLC	Delaware
Opal Holdco LLC	Delaware
Opal Hoosier RNG LLC	Delaware
OPAL Lakeway HoldCo LLC	Delaware
Opal Lakeway RNG LLC	Delaware
Opal Land2Gas LLC	Delaware
Opal Paragon RNG LLC	Delaware
Opal Renewable Power Holdco I LLC	Delaware
Opal Renewable Power Holdco II LLC	Delaware
Opal Renewable Power Holdco III LLC	Delaware
Opal Renewable Power LLC	Delaware
Opal RNG LLC	Delaware
Opal Rolling Meadows RNG LLC	Delaware
Opal Sapphire RNG LLC	Delaware
Opal Services LLC	Delaware
Opal Station Holdings LLC	Delaware
Opal Station Services LLC	Delaware
Opal West Kentucky Mayfield RNG LLC	Delaware
Opal Wexford County RNG LLC	Delaware
Paragon RNG LLC	Delaware
Pine Bend Energy LLC	Delaware
Pine Bend HoldCo LLC	Delaware
Pine Bend RNG LLC	Delaware
Pioneer Crossing Energy LLC	Delaware

Entity Name	Jurisdiction of Incorporation or Origination
Pioneer RNG LLC	Delaware
Polk County RNG LLC	Delaware
Port Charlotte Energy LLC	Delaware
Prince William Energy LLC	Delaware
Prince William Holdings LLC	Delaware
Prince William RNG LLC	Delaware
Reynolds RNG LLC	Delaware
Richmond Energy LLC	Delaware
Rolling Meadows Renewable Energy LLC	Delaware
San Bernardino Landfill Gas Partnership, L.P.	California
San Marcos Energy LLC	Delaware
Santa Cruz Energy LLC	Delaware
Sapphire RNG LLC	Delaware
Sunoma HoldCo LLC	Delaware
Sunoma Holdings LLC	Delaware
Sunoma Renewable Biofuel, LLC	Arizona
Sycamore Energy 1 LLC	Delaware
Sycamore Energy 2 LLC	Delaware
Sycamore Energy LLC	Delaware
VS Digester, LLC	California
Wexford County Renewable Energy LLC	Delaware